                                                                    Exhibit 99.1

                               CONSENT RESOLUTION
                               OF THE DIRECTORS OF
                                 POKER.COM, INC.

                       Dated this /1/st Day of March 2001.

The Directors of Poker.com, Inc. DO HEREBY ADOPT that the following resolutions are passed as resolutions of the Directors of the Company as of the 1/st/ day of March 2001.

RESOLVED, that the Directors, at their discretion, are hereby authorized to amend the exercise price of stock options issued to the Directors, employees and consultants of Poker.com, Inc. to $0.15 per share.





/s/ Michael Jackson
-------------------
Director



/s/ Christa Taylor
------------------
Director